                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:

[ ]    Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive proxy statement

[ ]    Definitive additional materials

[ ]    Soliciting material pursuant to Rule 14a-12


                         FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:

                                       N/A
--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:

                                       N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                                       N/A
--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

                                       N/A
--------------------------------------------------------------------------------
(5)    Total Fee paid:

                                       N/A
--------------------------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:

                                       N/A
--------------------------------------------------------------------------------
(2)    Form, schedule or registration statement no.:

                                       N/A
--------------------------------------------------------------------------------
(3)    Filing party:

                                       N/A
--------------------------------------------------------------------------------
(4)    Date filed:

                                       N/A
--------------------------------------------------------------------------------

                         FIRSTFED AMERICA BANCORP, INC.
                                ONE FIRSTFED PARK
                          SWANSEA, MASSACHUSETTS 02777
                                 (508) 679-8181


                                  June 26, 2003



Fellow Shareholders:

     You are cordially invited to attend the annual meeting of shareholders of FIRSTFED AMERICA BANCORP, INC. We will hold the meeting at the Westin Hotel, One West Exchange Street, Providence, Rhode Island on July 31, 2003 at 2:00 p.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                          Sincerely,


                                          /s/ Robert F. Stoico
                                          -------------------------------------
                                          Robert F. Stoico
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                         FIRSTFED AMERICA BANCORP, INC.
                                ONE FIRSTFED PARK
                          SWANSEA, MASSACHUSETTS 02777
                                 (508) 679-8181

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     FIRSTFED AMERICA BANCORP, INC. will hold its annual meeting of shareholders at the Westin Hotel, One West Exchange Street, Providence, Rhode Island on Thursday, July 31, 2003 at 2:00 p.m., local time. At the meeting, shareholders will consider and act on the following:

     1.   the election of three directors to serve for a term of three years;

     2. the ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2004; and

     3. such other business that may properly come before the meeting and at any adjournment of the meeting, including whether or not to adjourn the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Only shareholders of record at the close of business on June 5, 2003, are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Cecilia R. Viveiros
                                           -------------------------------
                                           Cecilia R. Viveiros
                                           Corporate Secretary


Swansea, Massachusetts
June 26, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         FIRSTFED AMERICA BANCORP, INC.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 31, 2003

--------------------------------------------------------------------------------


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of FIRSTFED AMERICA BANCORP, INC. (the "Company") to shareholders of the Company to be used at its annual meeting of shareholders. The Company is the holding company for FIRST FEDERAL SAVINGS BANK OF AMERICA (the "Bank") and its wholly owned subsidiary, People's Mortgage Corporation. The Company is also the holding company for FIRSTFED INSURANCE AGENCY, LLC and FIRSTFED TRUST COMPANY, NA. The annual meeting will be held at the Westin Hotel, One West Exchange Street, Providence, Rhode Island, on July 31, 2003 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders of record on or about June 26, 2003.

                           VOTING AND PROXY PROCEDURE

                           WHO CAN VOTE AT THE MEETING

     You are entitled to vote your shares of Company common stock only if the records of the Company show that you held your shares as of the close of business on June 5, 2003. As of the close of business on that date, a total of 8,653,419 shares of Company common stock were outstanding and entitled to vote. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

                             ATTENDING THE MEETING

     If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

                                  VOTE REQUIRED

     The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of KPMG LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter abstentions and broker non-votes will have no effect on the voting.

                                 VOTING BY PROXY

     The Board of Directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock, represented at the annual meeting by properly executed and dated proxies, will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $5,000 plus out-of-pocket expenses, for these services.

PARTICIPANTS IN THE FIRST FEDERAL SAVINGS BANK OF AMERICA'S ESOP OR FIRST FEDERAL SAVINGS BANK OF AMERICA EMPLOYEES' SAVINGS & PROFIT SHARING PLAN

     If you participate in the FIRST FEDERAL SAVINGS BANK OF AMERICA Employee Stock Ownership Plan and Trust (the "ESOP") or if you hold shares through the FIRST FEDERAL SAVINGS BANK OF AMERICA Employees' Savings & Profit Sharing Plan (the "401(k) Plan"), you will receive a vote authorization card for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. Subject to the exercise of its fiduciary duties, the ESOP trustee will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustee received voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares credited to his or her 401(k) Plan account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely instructions. The deadline for returning your voting instructions to each plan's trustee is July 24, 2003.

                                 STOCK OWNERSHIP

     The following table provides information as of June 5, 2003 about the persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                                  PERCENT OF
                                                               NUMBER OF         COMMON STOCK
NAME AND ADDRESS                                              SHARES OWNED      OUTSTANDING(1)
---------------------------                                   ------------      --------------

Jeffrey L. Gendell                                              785,724(2)           9.08%
Tontine Management, L.L.C.
Tontine Financial Partners, L.P.
Tontine Overseas Associates, L.L.C.
Tontine Partners, L.P.
Tontine Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, NY  10166

FIRST FEDERAL SAVINGS BANK OF AMERICA                           627,379(3)           7.36%
Employee Stock Ownership Plan and Trust
ONE FIRSTFED PARK
Swansea, Massachusetts  02777

The FIRSTFED Charitable Foundation (the "Foundation")           601,972(4)           6.96%
ONE FIRSTFED PARK
Swansea, MA  02777



Robert F. Stoico                                                477,628(5)           5.38%
c/o FIRSTFED AMERICA BANCORP, INC.
ONE FIRSTFED PARK
Swansea, MA  02777

Vincent A. Smyth - Mary E. Smyth                                434,380(6)           5.02%
202 East Main Street
Huntington, New York 11743


---------
(1) Based on 8,653,419 shares of Company common stock outstanding and entitled to vote as of June 5, 2003.

(2) Based on Schedule 13G/A filed February 11, 2003, Jeffrey L. Gendell may be deemed to be the beneficial owner of 785,724 shares and the following entities may be deemed to be the beneficial owners of the amount of common stock indicated after their names: Tontine Management, L.L.C., 509,900 shares; Tontine Financial Partners, L.P., 444,900 shares; Tontine Overseas Associates, L.L.C., 85,000 shares; Tontine Partners, L.P., 65,000 shares; and Tontine Associates, L.L.C., 10,000 shares.

(3) As of June 5, 2003, 472,483 shares had been allocated to participants in the ESOP. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants.

(4) The Foundation was established and funded in connection with the Bank's conversion to stock form on January 15, 1997. As mandated by the Office of Thrift Supervision, the terms of the gift instrument require that all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by shareholders of the Company.

(5) Includes 190,655 shares subject to options granted under the FIRSTFED AMERICA BANCORP, INC. 1997 Stock Based Incentive Plan, which are currently exercisable or will become exercisable within 60 days, and 39,183 shares subject to options granted under the 1998 Stock Option Plan, which will become exercisable within 60 days.

(6)  Based on a Schedule 13D filed March 20, 2003.

     The following table provides information as of June 5, 2003, about the shares of FIRSTFED AMERICA BANCORP, INC. common stock that may be considered to be beneficially owned by each named executive officer, director, each nominee for director of the Company and all directors and executive officers of the Company and the Bank as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                                                             OPTIONS             PERCENT OF
                                                       NUMBER OF        EXERCISABLE WITHIN      COMMON STOCK
NAME                                                  SHARES OWNED          60 DAYS            OUTSTANDING(1)
--------------                                        ------------      -------------------    ---------------

DIRECTORS:

Robert F. Stoico                                        247,790              229,838                5.38
Thomas A. Rodgers, Jr.                                  106,705(2)             1,567                1.25
B. Benjamin Cavallo                                      71,149(3)             8,742                   *
Gilbert C. Oliveira                                      71,706(4)             1,567                   *
Anthony L. Sylvia                                        21,450(5)            30,824                   *
Paul A. Raymond, DDS                                     21,020(6)            25,824                   *
Richard W. Cederberg                                     18,450(7)            30,824                   *
John S. Holden, Jr.                                      16,050(8)            30,824                   *

NAMED EXECUTIVE OFFICERS
   WHO ARE NOT DIRECTORS:

Edward A. Hjerpe, III                                    73,901(9)            75,719                1.71
Frederick R. Sullivan                                    45,193(10)           40,562                   *



Kevin J. McGillicuddy                                    45,282(11)           37,872                    *

All directors and executive officers
   as a group (14 persons) ........................     799,664              605,067                15.17


-------------------
 *   Does not exceed 1.0% of the Company's voting securities.

(1) Based on 8,653,419 shares of Company common stock outstanding and entitled to vote as of June 5, 2003, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

(2) Includes 6,500 shares held jointly with Mr. Rodgers' spouse, 30,000 shares held by the Rodgers Family Charitable Foundation for which Mr. Rodgers is the President and Chief Executive Officer and has shared voting power and 66,256 shares held by the Thomas A. Rodgers, Jr. Revocable Trust for benefit of Mr. Rodgers.

(3) Includes 869 shares held by Mr. Cavallo's son and 19,575 shares held by Mr. Cavallo's spouse. Also includes 40,704 shares held jointly with Mr. Cavallo's children.

(4) Includes 10,000 shares held by Mr. Oliveira on behalf of Gilbert C. Oliveira Insurance Agency and 4,477 shares held by the Gilbert C. Oliveira Insurance Trust.

(5) Includes 3,800 shares held by Mr. Sylvia's spouse and 10,450 shares held jointly with Mr. Sylvia's spouse.

(6)  Includes 470 shares held jointly with Dr. Raymond's spouse.

(7)  Includes 4,000 shares held by Mr. Cederberg's spouse.

(8) Includes 200 shares held by Mr. Holden's son and 200 shares held by Mr. Holden's spouse.

(9)  Includes 51,403 shares held jointly with Mr. Hjerpe's spouse.

(10) Includes 25,224 shares held jointly with Mr. Sullivan's spouse.

(11) Includes 50 shares held by Mr. McGillicuddy's granddaughter and 50 shares held by Mr. McGillicuddy's grandson for which Mr. McGillicuddy holds voting power.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Board of Directors consists of eight members, seven of whom are independent under the listing standards of the American Stock Exchange. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Richard
W. Cederberg, Thomas A. Rodgers, Jr. and Anthony L. Sylvia, each of whom is currently a director of the Company.

     The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES.

           INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS
                         AND CERTAIN EXECUTIVE OFFICERS

     Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of March 31, 2003. The indicated period of service as a director includes the period of service as a director of the Bank.

                       NOMINEES FOR ELECTION OF DIRECTORS


     RICHARD W. CEDERBERG is the retired Chairman of Larson Tool and Stamping Co. Age 74. Director since 1982.

     THOMAS A. RODGERS, JR. is the President and Chief Executive Officer of Rodgers Family Foundation, and the retired Chairman of Globe Manufacturing. Age
89. Director since 1963.

     ANTHONY L. SYLVIA is the President and Treasurer of the Baker Manufacturing Co., Inc. a commercial printing business located in New Bedford, Massachusetts. In addition Mr. Sylvia is the President of T&E BMC, Inc., a real estate company and has been Treasurer of R.E. Smith Printing since September 2002. Age 71. Director since 1984.

                         DIRECTORS CONTINUING IN OFFICE

     The following directors have terms ending in 2004:

     ROBERT F. STOICO is the Chairman of the Board of Directors of the Company and the President and Chief Executive Officer of the Company and the Bank. Mr. Stoico has been the Chairman of the Board, President and Chief Executive Officer of the Company since its inception and President and Chief Executive Officer of the Bank since 1977. Age 62. Director since 1980.

     JOHN S. HOLDEN, JR. is the Chief Executive Officer of Automatic Machine Products Co., Attleboro, Massachusetts. In August 2002, Automatic Machine Products, Co. filed for Chapter 11 bankruptcy. In November 2002, Automatic Machine Products, Co. emerged from Chapter 11 bankruptcy. Age 73. Director since 1982.

     The following directors have terms ending in 2005:

     B. BENJAMIN CAVALLO is the Treasurer of Cavallo & Signoriello Insurance Agency, Inc., an insurance agency located in Mansfield, Massachusetts. Age 75. Director since 2002.

     GILBERT C. OLIVEIRA is the President and Chief Executive Officer of Gilbert
C. Oliveira Insurance Agency, Inc. located in Fall River, Massachusetts and a partner of Oliveira Associates, a real estate company located in Fall River, Massachusetts. Age 78. Director since 1960.

     PAUL A. RAYMOND, DDS is a dentist in the town of Swansea, Massachusetts. Age 59. Director since 1981.

               NAMED EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS

     EDWARD A. HJERPE, III has been Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Bank since 1998 and has worked for the Bank since 1997. Age 44.

     FREDERICK R. SULLIVAN has been Executive Vice President of the Company and the Bank since August 2000. Prior to August 2000, Mr. Sullivan served as a Senior Vice President of the Company and the Bank. Age 61.

     KEVIN J. MCGILLICUDDY has been Executive Vice President of the Company and the Bank since August 2000. Prior to August 2000, Mr. McGillicuddy served as Senior Vice President of the Company and the Bank. Age 63.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company conducts business through meetings and activities its Board of Directors and their committees. During the year ended March 31, 2003, the Board of Directors of the Company held 11 regular meetings and no special meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committees on which he served.

     The Audit and Compliance Committee, consisting of Messrs. Holden, Raymond and Sylvia, meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met four times during the year ended March 31, 2003.

     The Compensation Committee, consisting of Messrs. Oliveira and Rodgers, is responsible for all matters regarding the Company's and its subsidiaries' employee compensation and benefit programs. This committee met twice during the year ended March 31, 2003.

     The Nominating Committee, consisting of Messrs. Holden, Oliveira and Raymond, selects annually the nominees for election as directors. This committee met once to select management's nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. See "Shareholder Proposals and Nominations."

                             DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Directors of the Company receive a $2,000 annual retainer, with no additional compensation for Committee or Company meetings. Directors of the Bank are currently paid an annual retainer of $12,000 except that the Chairman of the Board of the Bank, an outside director, receives an annual retainer of $28,000. Directors of the Bank also receive a fee of $875 for each regular and special board meeting which they attend. Directors of the Company and the Bank are not compensated for attending telephonic meetings. In addition, members of the Bank's Executive Committee of the Board receive an annual retainer of $5,500 and a fee of $625 for each Executive Committee meeting which they attend. Members of the Bank's Audit and Compliance Committee and Management and Personnel Committee receive a fee of $625 for each meeting which they attend.

                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following information is furnished for the Chief Executive Officer and other named executive officers of FIRSTFED AMERICA BANCORP, INC. who received more than $100,000 in salary and bonus during the year ended March 31, 2003.


                                                                         LONG-TERM COMPENSATION
                                           ANNUAL COMPENSATION(1)                 AWARDS
                                     ---------------------------------- --------------------------
                                                                        RESTRICTED    SECURITIES
                                                                           STOCK      UNDERLYING     ALL OTHER
NAME AND POSITION                       YEAR     SALARY(2)     BONUS    AWARDS(3)($)  OPTIONS(#)   COMPENSATION(4)
-----------------                    ----------- ---------- ----------- ------------ ------------- ---------------

Robert F. Stoico                        2003      $573,357    $402,833       --             --         $427,321
   Chairman, President and              2002       521,650     253,907       --             --          378,328
   Chief Executive Officer              2001       487,348     187,997       --         65,304          299,534



Edward A. Hjerpe, III                   2003      $274,456    $124,199       --             --         $ 97,129
   Executive Vice President and         2002       235,632      91,999       --             --           79,006
   Chief Operating Officer and          2001       229,025      71,593       --         26,120           56,054
   Chief Financial Officer




Frederick R. Sullivan                   2003      $199,583    $ 90,292       --             --         $ 77,567
   Executive Vice President             2002       172,439      53,956       --             --           62,440
                                        2001       160,000      39,988       --         13,060           27,975


Kevin J. McGillicuddy                   2003      $199,528    $ 90,292       --             --         $ 79,983
   Executive Vice President             2002       171,002      53,506       --             --           63,927
                                        2001       158,665      39,513       --         13,060           27,817


--------------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(2)  Includes Board of Directors fees for Mr. Stoico.

(3) The number and value of all unvested shares of restricted stock held by each Named Executive Officer as of March 31, 2003 is as follows, based on $28.00 per share, the closing price of the Company's common stock on March 31, 2003:

                                        Number of            Value of
                                     Unvested Shares      Unvested Shares
                                     ---------------      ---------------

        Mr. Stoico                           --              $    --
        Mr. Hjerpe                        1,743               48,804
        Mr. Sullivan                         --                   --
        Mr. McGillicuddy                     --                   --

(4) Includes $41,684, $41,677, $40,379 and $40,297 representing the value of shares allocated under the ESOP for the benefit of Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, as of March 31, 2003. Also includes employer contribution of $350,137, $41,630, $5,988 and $5,986 to the Bank's non-qualified plans for Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively. Also includes employer contributions of $35,500, $13,500, $31,200 and $33,700 to the Bank's qualified pension plan for Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively.

     FISCAL YEAR-END OPTION VALUES. The following table reflects all stock option exercises by the named executive officers during fiscal year 2003 and includes the number of shares covered by the remaining unexercised stock options as of March 31, 2003.

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                       SHARES                      OPTIONS/SARS         IN-THE-MONEY OPTIONS/SARS
                                      ACQUIRED      VALUE       AT FISCAL YEAR-END        AT FISCAL YEAR-END(1)
                                    ON EXERCISE   REALIZED  --------------------------  --------------------------
  NAME                                  (#)          ($)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
---------                           ------------  --------  -----------  -------------  -----------  -------------

Robert F. Stoico                       27,025     $254,035    216,776      39,183       $2,204,605     $590,096
Edward A. Hjerpe, III                  27,025      253,170     61,787      15,672          618,947      236,020
Frederick R. Sullivan                      --           --     40,562       7,836          492,265      118,010
Kevin J. McGillicuddy                      --           --     37,872       7,836          492,265      118,010


-----------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on March 31, 2003 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

EMPLOYMENT AGREEMENTS

     EMPLOYMENT AGREEMENTS. The Company and the Bank have entered into separate employment agreements with Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy (referred to as the "executive" or "executives," as appropriate). The employment agreements are intended to ensure that the Company and the Bank maintain a stable and competent management base. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of these officers.

     COMPANY EMPLOYMENT AGREEMENTS WITH MESSRS. STOICO AND HJERPE. The Company employment agreements with Messrs. Stoico and Hjerpe contain substantially similar terms. Each agreement provides for a five-year term that extends automatically on a daily basis, so that the remaining term of the agreement will always be five years unless the Company or the executive gives notice to the other party that the agreement will no longer be extended. The agreements contain the general terms of each executive's employment and provide for the payment of base salary, subject to annual review, and for their participation in employee benefit plans and fringe benefit programs applicable to similarly-situated executive personnel. If the Company or the Bank terminates their employment for cause, Messrs. Stoico and Hjerpe receive only base salary and any other accrued obligations through their termination date. If the Company terminates their employment for reasons other than cause, or if they resign following the occurrence of certain events that constitute constructive termination, Messrs. Stoico and Hjerpe are entitled to the base salary and benefits that would have been paid or provided to them for the remaining term of the agreement. They also receive continued life, health and disability coverage through the earliest of death, re-employment, or expiration of the remaining term of the agreement.

     If Messrs. Stoico and Hjerpe terminate employment involuntarily or voluntarily (under certain circumstances outlined in the agreements) following a change in control of the Company or the Bank, they become entitled to a severance payment of five times their average annual compensation for the five preceding taxable years, continued health and welfare benefits for 60 months, and continued use of club memberships, automobiles, and other perquisites, or the right to purchase these items at fair market value.

     Messrs. Stoico and Hjerpe receive tax indemnification if payments made under their employment agreements trigger liability under Section 280G of the Internal Revenue Code for the excise tax applicable to "excess parachute payments". Under current law, an executive becomes subject to an excise tax under Section 4999 of the Code if change-in-control related payments equal or exceed three times average annual compensation during the five years preceding the change in control. The excise tax equals 20% of the amount considered an excess parachute payment, less one times the executive's average annual compensation over the five preceding taxable years.

     COMPANY EMPLOYMENT AGREEMENTS WITH MESSRS. SULLIVAN AND MCGILLICUDDY. The Company employment agreements with Messrs. Sullivan and McGillicuddy contain substantially similar terms. Each agreement provides for a two-year term that extends automatically on a daily basis, so that the remaining term of the agreement remains at two years unless either party gives the other notice of non-renewal. The agreements outline general terms and conditions of employment and provide for the payment of base salary, subject to annual review, and participation in employee benefit plans and fringe benefit programs. Upon a termination of employment for cause, Messrs. Sullivan and McGillicuddy receive only base salary and any other accrued obligations through their termination date. If the Company terminates their employment for reasons other than cause, or if they resign following the occurrence of certain events that constitute constructive termination, Messrs. Sullivan and McGillicuddy receive the base salary, benefits, and health and welfare benefit coverage that would have been paid or provided to them for the remaining term of the agreement.

     If Messrs. Sullivan and McGillicuddy are involuntarily terminated or resign (under certain circumstances outlined in the agreements) following a change in control, they each become entitled to a severance payment equal to the greater of the payments due for the remaining term of the agreement, or three times their average annual compensation for the five preceding taxable years. They also receive continued health and welfare benefits for twenty-four months.

     The Company agreements with Messrs. Sullivan and McGillicuddy generally provide that, if the aggregate change in control benefits payable to them are greater than the limit on such payments under Section 280G of the Code less one dollar (on an after-tax basis), they will receive the entire payments due under the agreement. Otherwise, they will receive change in control benefits that, in the aggregate, do not exceed the Code Section 280G limit.

     BANK EMPLOYMENT AGREEMENTS. The Bank employment agreements (to which the Company is a party for purposes of guaranteeing payments by the Bank) provide for a three-year term for Mr. Stoico and two-year terms for Messrs. Hjerpe, Sullivan and McGillicuddy, each renewable on an annual basis for an additional year, unless either party gives notice of non-renewal. In addition to describing general conditions of employment, the Bank agreements provide for the payment of base salary and participation in employee benefit plans and fringe benefit programs. If the Bank terminates the executive's employment for reasons other than cause, or if the executive resigns under circumstances equivalent to constructive termination, the executive receives base salary and employer benefit plan contributions for the remaining term of the agreement, up to a maximum of three times the executive's average annual compensation for the five preceding taxable years. Mr. Stoico receives continued health and welfare benefits until the earliest of death, re-employment or the expiration of the remaining term of the agreement, and Messrs. Hjerpe, Sullivan and McGillicuddy receive health and welfare benefit coverage for the remaining term of the agreement.

     Upon a termination in connection with a change in control (as defined under the agreements), Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy receive the greater of the payments and benefits due for the remaining term of the agreement or three times their average annual compensation for the five preceding taxable years. Mr. Stoico receives continued health and welfare benefits for 36 months, and coverage for Messrs. Hjerpe, Sullivan and McGillicuddy continues for 24 months following termination of employment. Payments made upon a change in control are limited, however, to an amount that is one dollar less than three times each executive's average annual compensation under Section 280G of the Code, in order to ensure that the 20% excise tax is not imposed upon such payments.

     Under all of the agreements, upon a termination of employment for reasons other than cause or a change in control, the executives must comply with a one-year non-competition provision. The Bank or the Company will pay reasonable costs and legal fees resulting from any dispute related to an employment agreement, provided the executive succeeds on the merits in a legal judgment, arbitration or settlement proceeding. The employment agreements also require the Company and the Bank to indemnify the executives to the fullest extent allowable under applicable state and federal law.

     RETIREMENT PLAN. The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees become eligible to participate in the Retirement Plan after the completion of 12 consecutive months of employment with the Bank and the attainment of age 21. The Retirement Plan excludes hourly paid employees from participation. Benefits under the Retirement Plan are based on the participant's years of service and salary. A participant may elect early retirement as early as age 45. However, a participant's normal retirement benefits will be reduced by an early retirement factor based on age at early retirement.

     Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service with the Bank. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, a participant becomes 100% vested in his/her accrued benefit under the Retirement Plan. The table below reflects the pension benefit payable to a participant assuming various levels of earnings and years of service. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. As of January 1, 2003, Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy had credited years of service of 29 years 4 months, 15 years 6 months, 13 years 9 months, and 6 years 11 months, respectively. The Retirement Plan provides the participant portability with another participating member. Mr. Hjerpe's credited years of service include credited years of service with his former employer, a participant in the same multiple employer retirement plan.


                                                YEARS OF BENEFIT SERVICE
  FINAL AVERAGE       ------------------------------------------------------------------------------------
EARNINGS (1)(2)(3)          15                20                25                 30             35
-------------------   --------------    --------------    --------------    --------------    ------------

      $ 50,000           $15,000           $20,000           $ 25,000          $ 30,000         $ 35,000
      $ 75,000           $22,500           $30,000           $ 37,500          $ 45,000         $ 52,500
      $100,000           $30,000           $40,000           $ 50,000          $ 60,000         $ 70,000
      $125,000           $37,500           $50,000           $ 62,500          $ 75,000         $ 87,500
      $150,000           $45,000           $60,000           $ 75,000          $ 90,000         $105,000
      $200,000(4)        $60,000           $80,000           $100,000          $120,000         $140,000

----------

(1) The compensation utilized for formula purposes includes the salary reported in the "Summary Compensation Table."

(2) The maximum annual benefit payable at age 65 for plan years beginning on or after January 1, 2002 is $160,000/year.

(3) The Retirement Plan was amended with respect to the benefits to be paid to eligible employees hired by the Company on and after January 1, 2002. The benefits for the Named Executive Officers included in the table above were not affected by the amendment to the Retirement Plan.

(4) For 2003, Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), limited the amount of compensation the Bank may consider in computing benefits under the Retirement Plan to $200,000.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank currently maintains a supplemental executive retirement plan under which it annually credits a specified amount of money to the account of plan participants. Benefits under the plan become payable following a participant's termination of employment. The Bank intends the benefits provided under the plan to make participants whole for reductions in benefits payable under the terms of the Pension, Thrift and ESOP plans maintained by the Bank, as a result of limitations imposed by the Code, and provide additional retirement benefits for participants.

     Participants generally vest in the amounts credited to the plan after completing five years of employment with the Bank (the same time period over which they become vested in benefits under the corresponding tax-qualified retirement plans). However, participants vest immediately upon death or disability. The Bank currently maintains an irrevocable grantor's trust (also known as a "rabbi trust") to hold assets of the Bank for the exclusive purpose of paying benefits under the plan. However, in the event of the insolvency of the Bank, the assets of the trust are first subject to the claims of the Bank's creditors. The assets of this trust may be used to acquire shares of common stock to satisfy the obligations of the Bank for the payment of benefits under the plan. As of March 31, 2003, only Mr. Stoico and Mr. Hjerpe participated in the plan.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following is a report of the Compensation Committee of the Board of Directors regarding executive compensation. The Compensation Committee's membership and duties are described on page 6.

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company and the Bank for the fiscal year ended March 31, 2003. The following discussion addresses compensation information relating to the Chief Executive Officer and the executive officers of the Bank and Company for fiscal 2003 and sets forth the joint report of the Compensation Committee of the Company and of the Bank. The members of the Compensation Committee also comprise the Management and Personnel Committee of the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

COMPENSATION POLICIES

     The Company has engaged the services of a nationally known executive compensation consultant, the I.F.M. Consulting Group, to design the Executive Compensation Program to reflect the status of the Bank as a stock institution and the Company as a publicly held entity and to ensure competitive compensation levels in comparison to similarly situated publicly held financial services institutions providing banking, mortgage banking, insurance, trust and asset management services. The Executive Compensation Program incorporates the consolidated financial results of the Company as well as other factors related to the performance of the Company. For fiscal 2003, the Executive Compensation Program was fully utilized to determine compensation levels for base pay as well as incentive (bonus) compensation. The Executive Compensation Program incorporates base salary and incentive compensation based on measurable goal attainment and performance.

     The Compensation Committee's responsibility is to recommend the amount and composition of executive compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and approve such compensation. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if deemed necessary by the Compensation Committee. The process the Compensation Committee utilized for fiscal 2003 involved a review of the Company's compensation consultant's recommendations for a potential range for changes to base salaries. This range reflected an appropriate change in percent based on economic, competitive market, peer group analysis, and position responsibilities. Recommended changes in base pay were made to compensation levels established in fiscal 2003 by the committee using peer group analysis and compensation recommended by the consultant.

     In making its compensation determinations, the Compensation Committee also considers the evaluations of executive officers performed by the Chief Executive Officer and recommendations made by the Chief Executive Officer, except in the case of its compensation deliberations regarding the Chief Executive Officer. The performance of the Chief Executive Officer and other executive officers are evaluated by the Compensation Committee and a recommendation is made to the Board. Upon review, the Board sets all executive compensation within the parameters of compensation policy as defined within the Executive Compensation Program.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Chief Executive Officer was evaluated on his performance in managing the Company during fiscal 2003, including efforts related to operating the Company in its sixth year as a public company. Factors used to review the Chief Executive Officer included the consummation of the People's acquisition in February 2002, the integration of People's Bancshares, Inc., fiscal performance including earnings per share, return on equity, product line growth and the increase and appreciation of the Company's common stock. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. Following a review of the Chief Executive Officer's performance, it was determined that the total cash compensation for the Chief Executive Officer would be established according to the compensation philosophy as stated in the Executive Compensation Program. In reaching its determination regarding the Chief Executive Officer's base salary, the Compensation Committee utilized the report of the executive compensation consultant and recommended to the Board of Directors a base salary substantially equivalent to the amount recommended by the executive compensation consultant. The committee's determination of the Chief Executive Officer's incentive compensation for fiscal 2003 also was determined by the committee following a review of the Chief Executive Officer's performance. In reaching its determination regarding the recommended level of the Chief Executive Officer's cash incentive compensation for fiscal 2003, the committee utilized the Incentive Compensation Program guidelines, approved by the Board the prior year, and recommended to the Board an amount of incentive compensation within the guidelines of the Incentive Compensation Program for certain goal attainment.

                           THE COMPENSATION COMMITTEE

                               Gilbert C. Oliveira
                             Thomas A. Rodgers, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank.

                  REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

     The Audit and Compliance Committee of the Company's Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which was included in the 2001 proxy statement. The Board of Directors has determined that each Audit and Compliance Committee member is independent in accordance with the listing standards of the American Stock Exchange.

     The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit and Compliance Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

     In this context, the Audit and Compliance Committee has met and held discussions with management and the independent auditors. Management represented to the Audit and Compliance Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit and Compliance Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit and Compliance Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

     In addition, the Audit and Compliance Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit and Compliance Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

     The Audit and Compliance Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit and Compliance Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In performing all of these functions, the Audit and Compliance Committee acts only in an oversight capacity. In its oversight role, the Audit and Compliance Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit and Compliance Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Compliance Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

     In reliance on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2003, for filing with the Securities and Exchange Commission. The Audit and Compliance Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of the Company's independent auditors.



                         AUDIT AND COMPLIANCE COMMITTEE

                               John S. Holden, Jr.
                              Paul A. Raymond, DDS
                                Anthony L. Sylvia

                             STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the American Stock Exchange Index and with the Media General Financial Services Index for Savings and Loans. The graph assumes $100 was invested at the close of business on March 31, 1998.

                            COMPARATIVE TOTAL RETURNS
              FIRSTFED AMERICA BANCORP, INC., THE AMEX MARKET INDEX
                             AND THE MG GROUP INDEX


                                  [FLOW CHART]



                                                                      SUMMARY
                                          ----------------------------------------------------------------
                                           3/31/98    3/31/99    3/31/00    3/31/01    3/31/02   3/31/03
                                          ---------  ---------  ---------  ---------  --------- ----------

FIRSTFED AMERICA BANCORP, INC. .........   $100.00    $ 57.35    $ 52.44    $ 75.19    $123.93    $148.59
AMEX Market Index (U.S. Companies)......    100.00      94.63     133.82     112.89     111.97     106.93
MG Group Index .........................    100.00      81.20      62.56     103.78     118.46     127.80


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements, except for Roger K. Richardson, director of the Bank, for whom a Form 4, reporting one transaction, was filed late due to an administrative error.

                          TRANSACTIONS WITH MANAGEMENT

     The Bank's policies require that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock, and affiliates thereof, contain terms no less favorable to the Bank than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

     The Audit and Compliance Committee of the Board of Directors has appointed KPMG LLP to be the Company's independent auditors for the 2004 fiscal year, subject to ratification by shareholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

     If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit and Compliance Committee will consider other independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ending March 31, 2003 and 2002 by KPMG LLP:

                                                  2003         2002
                                               ---------    ----------

Audit Fees ...............................     $251,000      $192,143
Audit-Related Fees(1) ....................     $ 18,700      $ 17,000
Tax Fees(2) ..............................     $ 70,550      $ 40,500
All other fees(3) ........................     $ 71,618      $ 54,000

----------
(1) Includes fees related to audit services provided in connection with the Company's benefit plans.

(2)  Includes fees for assistance with tax preparation and filing.

(3) Includes fees for assistance with securities filings other than periodic reports and other acquisition related services.

     The Audit and Compliance Committee as part of its review of the disclosures and letters from KPMG LLP required by Independence Standards Board Standard No. 1, considered whether the provision of the audit-related services, tax services and non-audit services rendered, the fees for which are reflected above, were, and found them to be, compatible with maintaining KPMG LLP's independence.

                              CORPORATE GOVERNANCE

GENERAL

     The Company has been reviewing its corporate governance policies and practices. This includes comparing its current policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. The Company will adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes made by the SEC and the American Stock Exchange.

EMPLOYEE CODE OF CONDUCT

     The Company has adopted a Code of Conduct. The Company requires all employees to adhere to the Code of Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that the employees of the Company and its subsidiaries avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. During fiscal year 2003, all officers and senior level executives were required to certify as to any actual or potential conflicts of interest involving them and the Company.

     Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Sarbanes-Oxley Act of 2002 will require companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place, and will monitor any rules adopted by the SEC to determine whether it needs to modify the Company's process.


                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS AND NOMINATIONS

     The Company must receive proposals that shareholders seek to include in the proxy statement for the Company's next annual meeting no later than February 26, 2004. If next year's annual meeting is held on a date more than 30 calendar days from July 31, 2004, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Bylaws provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 nor more than 120 days prior to the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to shareholders, such notice must be received not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to shareholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

     The SEC recently adopted rules that permit companies to mail a single proxy statement and a single annual report to shareholders to two or more shareholders sharing the same address -- a practice known as "Householding." Householding may provide greater convenience to shareholders and save the Company money by reducing excess printing costs. The Company has not chosen householding for mailing to the Company's registered holders for this year. However, if you hold your shares in street name (i.e., through a broker or banker), your broker, banker or an agent thereof may choose to household mailings of the Company's proxy statement and annual report.

     If you are a beneficial owner and would like to receive a separate proxy statement or annual report in the future, please contact your broker, bank or other nominee.

     If you are the beneficial owner, but not the recordholder, of Company shares sharing an address with another beneficial owner and are receiving multiple copies of this proxy statement or the annual report and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee and all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future.

                                  MISCELLANEOUS

     The Company's Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on June 5, 2003. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED MARCH 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON JUNE 5, 2003 UPON WRITTEN REQUEST TO PHILIP CAMPBELL, VICE PRESIDENT, DIRECTOR OF MARKETING, PLANNING AND INVESTOR RELATIONS, FIRSTFED AMERICA BANCORP, INC., ONE FIRSTFED PARK, SWANSEA, MASSACHUSETTS 02777. The Company's Annual Report to Shareholders and Form 10-K may also be found on the Company's website at www.firstfedamerica.com.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        /s/ Cecilia R. Viveiros
                                        -----------------------------
                                        Cecilia R. Viveiros
                                        Corporate Secretary

Swansea, Massachusetts
June 26, 2003


     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND PROMPTLY RETURNING THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                 REVOCABLE PROXY
                         FIRSTFED AMERICA BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 31, 2003
                              2:00 P.M., LOCAL TIME

                                   ----------


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert F. Stoico, Gilbert C. Oliveira and Paul
A. Raymond, DDS and each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of FIRSTFED AMERICA BANCORP, INC. (the "Company") that the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on July 31, 2003, at 2:00 p.m., local time, at the Westin Hotel, One Exchange Street, Providence, Rhode Island and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1. Election as directors of all nominees listed (except as marked to the contrary below): Richard W. Cederberg, Thomas A. Rodgers, Jr. and Anthony L. Sylvia.


         FOR                   VOTE WITHHELD                   FOR ALL EXCEPT
         ---                   -------------                   --------------

         [ ]                         [ ]                            [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of KPMG LLP as independent auditors of FIRSTFED AMERICA BANCORP, INC. for the fiscal year ending March 31, 2004.

         FOR                      AGAINST                          ABSTAIN
         ---                      -------                          -------

         [ ]                        [ ]                             [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR BOTH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


Please be sure to sign and date this Proxy in the box below.

                                             -----------------------------------
                                             Date



                                             -----------------------------------
                                             SIGNATURE OF SHAREHOLDER



                                             -----------------------------------
                                             SIGNATURE OF CO-HOLDER (IF ANY)


The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of Annual Meeting of Shareholders and of a Proxy Statement dated June 26, 2003 and of the Annual Report to Shareholders.


                                                    FIRSTFED AMERICA BANCORP, INC.
------ PLEASE MARK VOTES                                                                                             Vote     For
  X    AS IN THIS EXAMPLE                                                                                            With-    All
------                                                                                                         For   held    Except
              ANNUAL MEETING OF SHAREHOLDERS                                  1. Election as directors of     -----  -----   -----
                       July 31, 2003                                             all nominees listed (except  |   |  |   |   |   |
                   2:00 p.m. Local Time                                          as marked to the contrary    |   |  |   |   |   |
                                                                                 below):                      -----  -----   -----
  The undersigned hereby directs the ESOP Trustee                                Richard W. Cederberg, Thomas A. Rodgers, Jr. and
to vote all shares of common stock of FIRSTFED                                   Anthony L. Sylvia.
AMERICA BANCORP, INC. (the "Company") that the
undersigned is entitled to vote under the ESOP at           E               INSTRUCTION: To withhold your vote for any individual
the annual meeting of shareholders, to be held on                           nominee, mark "For All Except" and write that nominee's
July 31, 2003, at 2:00 p.m., local time, at the             S               name on the line provided below.
Westin Hotel. One West Exchange Street, Providence,
Rhode Island and at any and all adjournment                 O               --------------------------------------------------------
thereof, with all of the powers the undersigned                                                                For  Against  Abstain
would possess if personally present at such meeting         P               2. The ratification of the        -----  -----    -----
as follows:                                                                    appointment of KPMG LLP as     |   |  |   |    |   |
                                                                               independent auditors of        |   |  |   |    |   |
                                                                               FIRSTFED AMERICA BANCORP,      -----  -----    -----
                                                                               INC. for the fiscal year
                                                                               ending March 31, 2004.

                                                                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                                                                          EACH OF THE LISTED PROPOSALS.


                                               ------------------
      Please be sure to sign and date          | Date           |
this Voting Instruction Card in the box below. |                |
-----------------------------------------------------------------
|                                                               |
|                                                               |
|                                                               |
|                                                               |
-----Participant sign above--------------------------------------


  +                                                                                                                              +
------------------------------------------------------------------------------------------------------------------------------------
         Arrow             Detach above card, sign, date and mail in postage paid envelope provided.          Arrow
          up                                                                                                   Up
                                               FIRSTFED AMERICA BANCORP, INC.

------------------------------------------------------------------------------------------------------------------------------------
|  The above signed acknowledges receipt from the Company prior to the execution of this Voting Instruction Card of a notice of    |
| Annual Meeting of Shareholders and of a Proxy Statement dated June 26, 2003 and of the Annual Report to Shareholders.            |
|                                                                                                                                  |
|                           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD                             |
|                                         IN THE ENCLOSED POSTAGE-PAID ENVELOPE.                                                   |
------------------------------------------------------------------------------------------------------------------------------------

                                                    FIRSTFED AMERICA BANCORP, INC.
------ PLEASE MARK VOTES                                                                                             Vote     For
  X    AS IN THIS EXAMPLE                                                                                            With-    All
------                                                                                                         For   held    Except
              ANNUAL MEETING OF SHAREHOLDERS                                  1. Election as directors of     -----  -----   -----
                       July 31, 2003                                             all nominees listed (except  |   |  |   |   |   |
                   2:00 p.m. Local Time                                          as marked to the contrary    |   |  |   |   |   |
                                                                                 below):                      -----  -----   -----
  The undersigned hereby directs the 401(K) Plan                                 Richard W. Cederberg, Thomas A. Rodgers, Jr. and
Trustee to vote all shares of common stock of                                    Anthony L. Sylvia.
FIRSTFED AMERICA BANCORP, INC. (the "Company") in
the 401(K) Plan that the undersigned is entitled to         4               INSTRUCTION: To withhold your vote for any individual
vote only at the annual meeting of shareholders, to                         nominee, mark "For All Except" and write that nominee's
be held on July 31, 2003, at 2:00 p.m., local time,         0               name on the line provided below.
at the Westin Hotel, One West Exchange Street,
Providence, Rhode Island and at any and all                 1               --------------------------------------------------------
adjournments thereof, with all of the powers the                                                               For  Against  Abstain
undersigned would possess if personally present at         (K)              2. The ratification of the        -----  -----    -----
such meeting as follows:                                                       appointment of KPMG LLP as     |   |  |   |    |   |
                                                                               independent auditors of        |   |  |   |    |   |
                                                                               FIRSTFED AMERICA BANCORP,      -----  -----    -----
                                                                               INC. for the fiscal year
                                                                               ending March 31, 2004.

                                                                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                                                                          EACH OF THE LISTED PROPOSALS.


                                               ------------------
      Please be sure to sign and date          | Date           |
this Voting Instruction Card in the box below. |                |
-----------------------------------------------------------------
|                                                               |
|                                                               |
|                                                               |
|                                                               |
-----Participant sign above--------------------------------------


  +                                                                                                                              +
------------------------------------------------------------------------------------------------------------------------------------
         Arrow           Detach above card, sign, date and mail in postage paid envelope provided.             Arrow
          Up                                                                                                    Up
                                               FIRSTFED AMERICA BANCORP, INC.

------------------------------------------------------------------------------------------------------------------------------------
|  The above signed acknowledges receipt from the Company prior to the execution of this Voting Instruction Card of a notice of    |
| Annual Meeting of Shareholders and of a Proxy Statement dated June 26, 2003 and of the Annual Report to Shareholders.            |
|                                                                                                                                  |
|                           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD                             |
|                                         IN THE ENCLOSED POSTAGE-PAID ENVELOPE.                                                   |
------------------------------------------------------------------------------------------------------------------------------------

From:      Anthony Weatherford
To:        All Employees
Date:      June 26, 2003  11:00 a.m.
Subject:   Voting Your Company Common Stock Held in the 401(k) Plan and ESOP

FIRSTFED AMERICA BANCORP, INC. will be holding its Annual Meeting of Shareholders on July 31, 2003. All employees who are shareholders of FIRSTFED AMERICA BANCORP, INC common stock as of June 5, 2003 through either the 401(k) Plan and/or the ESOP will begin receiving their voting instruction cards, annual meeting proxy statements, Form 10-K, and annual report today. If you did not receive an Annual Report, Form 10-K, and Annual Meeting Proxy Statement and you owned FAB stock as of June 5, 2003 in either of these two benefit plans, you can obtain these documents by contacting Anthony L. Weatherford, Sr. Vice President in Human Resources.

If you own FIRSTFED AMERICA BANCORP, INC. stock through either the ESOP or the 401(k) Plan, you will receive an individual voting instruction card and envelope for each of these two plans. IT IS VERY IMPORTANT TO RETURN EACH CARD IN THE CORRECT ENVELOPE FOR THAT PLAN TO THE VOTING TABULATOR.

The 401(k) Plan card is marked 401(k) (in vertical letters at the top of the card), and will have an envelope to be sent to:

                           FIRSTFED AMERICA BANCORP, INC
                            c/o Registrar and Transfer Company
                           10 Commerce Drive
                           Cranford, N.J. 07016-3572

The ESOP card is marked ESOP (in vertical letters at the top of the card), and will have an envelope to be sent to:

                           FIRST BANKERS TRUST
                           P.O. Box 3566
                           Quincy, Illinois 62305

Again, it is very important to send each voting instruction card in the correct envelope in order for the appropriate plan trustee to receive your voting instruction.

If you do not have FIRSTFED AMERICA BANCORP, INC Common stock in either the 401(k) Plan or are not a participant in the ESOP, you will not be receiving a voting instruction card for either of these two plans.

If you own FAB stock held by a stockbroker, you will receive the proxy and annual report directly from the broker.

As an employee/owner of FIRSTFED AMERICA BANCORP, INC. and participant in the 401(k) Plan and/or ESOP you have the right to direct that trustee how to vote on all shareholder matters. Your vote is confidential and will not be revealed to any employee or director. You are urged to submit your voting instructions as soon as you receive your Annual Meeting materials.

If you have any questions, please feel free to contact me.

June 26, 2003



Dear Participant:

The FIRSTFED AMERICA BANCORP, INC. 1997 Stock-Based Incentive Plan ("The Incentive Plan") holds 5,206 shares of common stock of FIRSTFED AMERICA BANCORP, INC. (The "Company") in trust for the benefit of certain employees and Directors of the Company and FIRST FEDERAL SAVINGS BANK OF AMERICA (The "Bank"). As a participant in the Incentive Plan, you may direct the Incentive Plan Trustee how to vote the unvested shares of the Company common stock awarded to you and held in the Incentive Plan Trust.

We, the Board of Directors, are forwarding to you the attached Vote Authorization Form provided for the purpose of conveying your voting instructions to the Incentive Plan Trustee. The Incentive Plan Trustee will vote those shares of the Company's common stock held in the Incentive Plan Trust in accordance with the instructions you provide.

At this time, in order to direct the voting of the unvested shares awarded to you under the Incentive Plan, please complete and sign the enclosed Vote Authorization Form and return it in the accompanying envelope by July 24, 2003. Your vote will only be revealed to Anthony L. Weatherford, Senior Vice President, Director of Human and Organizational Resources who will tabulate the votes, in confidence.

Sincerely,



-------------------------------------
Robert F. Stoico
Chairman of the Board of Directors
On Behalf of the Board of Directors
FIRSTFED AMERICA BANCORP, INC.

                             VOTE AUTHORIZATION FORM
                         FIRSTFED AMERICA BANCORP, INC.
                         1997 STOCK-BASED INCENTIVE PLAN


     I understand that the Incentive Plan Trustee is the holder of record and custodian of all unvested shares of Company Common Stock awarded to me under the Incentive Plan. I understand that my voting instructions are solicited on behalf of the Board of Directors for the Annual Meeting of the Shareholders of FIRSTFED AMERICA BANCORP, INC. to be held on July 31, 2003 at 2:00 p.m. Eastern Time at the Westin Hotel, One West Exchange Street, Providence, Rhode Island 02903. The Incentive Plan Trustee is to vote my shares as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary below).

           Richard W. Cederberg, Thomas A. Rodgers, Jr., and Anthony L. Sylvia

               FOR                    VOTE WITHELD           FOR ALL EXCEPT

               [ ]                        [ ]                     [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

                          ----------------------------

     2. The ratification of the appointment of KPMG LLP as independent auditors of FIRSTFED AMERICA BANCORP, INC. for the fiscal year ending March 31, 2004.

               FOR                      AGAINST                ABSTAIN

               [ ]                        [ ]                     [ ]

     The Incentive Plan Trustee is authorized to vote the unvested shares of Company Common Stock awarded to me as indicated above.


--------------                                       ---------------------------
     DATE                                                    SIGNATURE


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.